EXHIBIT 99.2
EXXON MOBIL CORPORATION

2Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	2Q12	1Q12	4Q11	3Q11	2Q11
Upstream
United States	678	1,010	1,184	1,184	1,449
Non-U.S.	7,680	6,792	7,645	7,210	7,092
Total	8,358	7,802	8,829	8,394	8,541
Downstream
United States	834	603	30	810	734
Non-U.S.	5,812	983	395	769	622
Total	6,646	1,586	425	1,579	1,356
Chemical
United States	494	433	383	538	625
Non-U.S.	955	268	160	465	696
Total	1,449	701	543	1,003	1,321

Corporate and financing	(543)	(639)	(397)	(646)	(538)
Net income attributable to ExxonMobil (U.S. GAAP)	15,910	9,450	9,400	10,330	10,680
Earnings per common share (U.S. GAAP)	3.41	2.00	1.97	2.13	2.19
Earnings per common share
- assuming dilution (U.S. GAAP)	3.41	2.00	1.97	2.13	2.18

Special Items, $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	0
Corporate total	0	0	0	0	0

Earnings Excluding Special Items, $M
Upstream
United States	678	1,010	1,184	1,184	1,449
Non-U.S.	7,680	6,792	7,645	7,210	7,092
Total	8,358	7,802	8,829	8,394	8,541
Downstream
United States	834	603	30	810	734
Non-U.S.	5,812	983	395	769	622
Total	6,646	1,586	425	1,579	1,356
Chemical
United States	494	433	383	538	625
Non-U.S.	955	268	160	465	696
Total	1,449	701	543	1,003	1,321

Corporate and financing	(543)	(639)	(397)	(646)	(538)
Corporate total	15,910	9,450	9,400	10,330	10,680
EPS excluding Special Items - assuming dilution	3.41	2.00	1.97	2.13	2.18

EXXON MOBIL CORPORATION

2Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil and	2Q12	1Q12	4Q11	3Q11	2Q11
natural gas liquids, kbd
United States	419	426	432	405	429
Canada/South America	243	248	247	256	240
Europe	213	228	257	247	273
Africa	514	464	468	481	522
Asia	766	802	800	806	834
Australia/Oceania	53	46	46	54	53
Total liquids production	2,208	2,214	2,250	2,249	2,351

Natural gas production available for sale, mcfd
United States	3,897	3,932	4,005	3,917	3,842
Canada/South America	392	377	400	381	397
Europe	2,578	4,447	3,866	2,471	2,694
Africa	25	12	8	5	8
Asia	4,379	5,011	5,103	5,036	4,961
Australia/Oceania	390	257	295	387	365
Total natural gas production available for sale	11,661	14,036	13,677	12,197	12,267

Total worldwide liquids and gas production, koebd	4,152	4,553	4,530	4,282	4,396

Refinery throughput, kbd
United States	1,740	1,825	1,839	1,743	1,783
Canada	384	438	433	436	397
Europe	1,489	1,481	1,526	1,535	1,602
Asia Pacific	1,064	1,296	1,157	1,231	1,109
Other Non-U.S.	285	290	295	287	302
Total refinery throughput	4,962	5,330	5,250	5,232	5,193

Petroleum product sales, kbd
United States	2,488	2,473	2,579	2,577	2,488
Canada	421	423	463	469	441
Europe	1,582	1,564	1,592	1,623	1,634
Asia Pacific	1,065	1,232	1,221	1,237	1,140
Other Non-U.S.	615	624	638	652	628
Total petroleum product sales	6,171	6,316	6,493	6,558	6,331

Gasolines, naphthas	2,489	2,522	2,626	2,568	2,498
Heating oils, kerosene, diesel	1,915	2,096	2,080	2,013	1,949
Aviation fuels	452	458	492	532	481
Heavy fuels	554	505	568	628	601
Specialty products	761	735	727	817	802
Total petroleum product sales	6,171	6,316	6,493	6,558	6,331

Chemical prime product sales, kt
United States	2,296	2,365	2,392	2,280	2,303
Non-U.S.	3,676	3,972	3,879	3,952	3,878
Total chemical prime product sales	5,972	6,337	6,271	6,232	6,181

EXXON MOBIL CORPORATION

2Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Average Realization Data	2Q12	1Q12	4Q11	3Q11	2Q11
United States
ExxonMobil
Crude ($/b)	96.46	105.68	102.63	95.58	105.27
Natural Gas ($/kcf)	2.20	2.74	3.44	4.14	4.20

Benchmarks
WTI ($/b)	93.44	102.99	94.07	89.70	102.44
ANS-WC ($/b)	110.01	118.31	110.36	111.74	115.41
Henry Hub ($/mbtu)	2.21	2.72	3.54	4.20	4.32

Non-U.S.
ExxonMobil
Crude ($/b)	103.41	114.27	106.10	107.32	112.05
Natural Gas ($/kcf)	9.33	9.44	9.18	8.28	8.31
European NG ($/kcf)	9.67	10.11	10.18	9.47	9.80

Benchmarks
Brent ($/b)	108.19	118.49	109.31	113.46	117.36

Capital and Exploration Expenditures, $M
Upstream
United States	2,662	2,422	2,414	2,172	4,075
Non-U.S.	5,731	5,657	6,589	5,580	5,361
Total	8,393	8,079	9,003	7,752	9,436
Downstream
United States	176	110	152	135	114
Non-U.S.	393	329	493	406	370
Total	569	439	645	541	484
Chemical
United States	95	74	93	76	65
Non-U.S.	273	239	235	245	287
Total	368	313	328	321	352
Other	9	3	43	6	34

Total Capital and Exploration Expenditures	9,339	8,834	10,019	8,620	10,306

Exploration Expense Charged to Income, $M
Consolidated - United States	83	103	88	68	49
- Non-U.S.	288	417	332	657	543
Non-consolidated - ExxonMobil share - United States	0	1	3	2	4
- Non-U.S.	4	6	9	1	2
Exploration Expenses Charged to Income Included Above	375	527	432	728	598

Effective Income Tax Rate, %	36%	49%	47%	47%	45%

Common Shares Outstanding (millions)
At quarter end	4,616	4,676	4,734	4,793	4,862
Average - assuming dilution	4,657	4,716	4,775	4,843	4,912

Total Cash, Cash Equivalent and Marketable Securities ($G)[1]	18.0	19.1	13.1	11.3	10.3

Total Debt ($G)	15.6	15.7	17.0	16.8	16.5

Cash Flow from Operations and Asset Sales ($G)
Net cash provided by operating activities	10.2	19.3	10.7	14.9	12.9
Proceeds associated with asset sales	3.7	2.5	6.9	1.4	1.5
Cash flow from operations and asset sales	13.9	21.8	17.6	16.3	14.4

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the second quarter of 2012. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.
[1] Includes restricted cash of $0.2G in 2Q12, $0.5G in 1Q12, $0.4G in 4Q11, $0.2G in 3Q11, and $0.2G in 2Q11

EXXON MOBIL CORPORATION

2Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Earnings Factor Analysis, $M	2Q12 vs. 2Q11	2Q12 vs. 1Q12
Upstream
Prior Period	8,541	7,802
Realization	-870	-720
Volume/Mix	-330	-480
Other	1,020	1,760
Current Period	8,358	8,358
Downstream
Prior Period	1,356	1,586
Margin	650	1,090
Volume/Mix	20	-310
Other	4,620	4,280
Current Period	6,646	6,646
Chemical
Prior Period	1,321	701
Margin	-150	160
Volume/Mix	-100	-70
Other	380	660
Current Period	1,449	1,449

Upstream Volume Factor Analysis, KOEBD
Prior Period	4,396	4,553
Entitlements	-168	-65
Quotas	2	12
Divestments	-62	-1
Net Growth	-16	-347
Current Period	4,152	4,152

Sources and Uses of Funds ($G)	2Q12
Beginning Cash	19.1
Earnings	15.9
Depreciation	3.9
Working Capital/ Other	-9.6
Proceeds Associated with Asset Sales	3.7
Additions to PP&E	-8.3
Shareholder Distributions	-7.7
Additional Financing / Investing	1.0
Ending Cash	18.0

Notes:
Earnings exclude special items, if applicable.
The 2Q12 beginning and ending balances include restricted cash of $0.5G and $0.2G, respectively.